UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ________

                                  FORM 8-K/A

                               CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        January 29, 2013
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

Delaware                         1-8729                    38-0387840
_________________________________________________________________________
(State or Other          (Commission File Number)      (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)

                      801 Lakeview Drive, Suite 100
                      Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 29, 2013, Unisys Corporation filed a Current Report on Form 8-K (the "Original 8-K") to furnish, as Exhibit 99 thereto, a news release reporting its financial results for the quarter and year ended December 31, 2012.

Unisys is filing this amendment to the Original 8-K to make certain adjustments in the unaudited Consolidated Statement of Cash Flows for the year ended December 31, 2012 attached to the press release. These adjustments had no effect on the company's financial condition or results of operations. Specifically, the following three line items within the "Cash flows from operating activities" section have been adjusted as follows (dollars in millions):

"Decrease in accounts payable and other accrued liabilities" - changed from $(73.7) to $(98.2)

"Decrease in other liabilities" - changed from $(200.7) to $(69.4)

"Decrease (increase) in other assets" - changed from $121.8 to $15.0

The above adjustments had no effect on "Net cash provided by operating activities", which remains $261.3 million for the year ended December 31, 2012. All other line items in the Consolidated Statements of Cash Flows also remain unchanged.

No changes, other than those noted above, have been made to the press release or its attachments.

The information in this Current Report, including the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Unisys Corporation, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibit is being furnished herewith:

     99   Unisys Corporation Consolidated Statements of Cash Flows
          (Unaudited)

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNISYS CORPORATION


Date: February 7, 2013                      By: /s/ Janet B. Haugen
                                                -------------------
                                                Janet B. Haugen
                                                Senior Vice President and
                                                Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

99    Unisys Corporation Consolidated Statements of Cash Flows
      (Unaudited)